Neuberger Berman Alternative and Multi-Asset Class Funds® (“Alternative Funds”)

Neuberger Berman Absolute Return Multi-Manager Fund
Class A, Class C, Institutional Class and Class R6

Supplement to the Summary Prospectuses, Prospectuses and Statement of Additional
Information, each dated February 28, 2019

This supplement describes important changes affecting Neuberger Berman Absolute Return Multi-Manager Fund (the “Fund”).  These changes were proposed by Neuberger Berman Investment Advisers LLC (“NBIA”) and approved by the Board of Trustees of Neuberger Berman Alternative Funds as being in the best interests of the Fund’s shareholders.  If you have any questions regarding these changes, please contact NBIA at 877-628-2583.

Effective immediately, Perella Weinberg Partners Capital Management LP (“Perella Weinberg”) will no longer act as a subadviser to the Fund.

As a result of this change, the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information are revised as follows:

(a) All references to Perella Weinberg in the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information are hereby deleted in their entirety.

(b) The fourth and fifth sentences of the paragraph entitled “Equity Long/Short” of the “Principal Investment Strategies” section of the Fund’s Summary Prospectuses and Prospectuses are hereby deleted in their entirety and replaced with the following:

The Manager and some subadvisers may focus on certain sectors of the market. A long/short equity strategy managed by the Manager focuses on securities of companies in the financials sector.

(c) The second full paragraph under (a) the heading “Sector Risk” in the “Principal Investment Risks” section of the Fund’s Summary Prospectuses and Prospectuses and (b) the heading “Sector Risk” in the “Additional Information about Principal Investment Risks” section of the Fund’s Prospectuses are hereby deleted in their entirety.

The date of this supplement is March 28, 2019.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com